[DESCRIPTION]  THIRD EXTENSION AGREEMENT

                          THIRD EXTENSION AGREEMENT


      This Third Extension Agreement (this "Agreement"), entered into on September 21, 1994, by and between Sunbelt Nursery Group, Inc., a Delaware corporation ("Borrower"), and Pier 1 Imports, Inc., a Delaware corporation ("Pier 1"), and Pier-SNG, Inc., a Delaware corporation ("Pier-SNG" and, collectively with Pier 1, sometimes referred to as "Lender").

                                  RECITALS

      A. The parties hereto have previously entered into that certain Extension Agreement, dated April 25, 1994 (the "First Extension") and the Second Extension Agreement, dated June 29, 1994 (the "Second Extension"), providing for the extension of the date of the maturity (the "Maturity Date") of the Credit Agreement and of the Notes (as such terms are defined in the First Extension).

      B. The Maturity Date of the Credit Agreement and of the Notes, as so extended, is currently September 21, 1994.

      C. Borrower is attempting to refinance (the "New Financing") its obligations under the Credit Agreement and the Notes, and to facilitate the New Financing, Borrower has requested that Lender amend the Credit Agreement and the Notes to further extend the maturities thereof as herein provided.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings defined for such terms in the First Extension.

      2. Extension and Consideration. The Maturity Date shall be extended to October 15, 1994. The Maturity Date of Borrower's 8% promissory note dated June 29, 1994, in the principal amount of $100,000, given as consideration for the Second Extension Agreement, shall be extended to October 15, 1994.

      3.    Amendments of the Credit Agreement and the Notes.

      (a) Amendment of the Credit Agreement. The definition "Termination Date" in Section 1.1 of the Credit Agreement is, effective as of the date of this Agreement (the "Effective Date"), hereby replaced in its entirety as follows:

      "Termination Date" shall mean October 15, 1994, or the earlier date of termination in whole of the Commitment pursuant to Sections 2.7 or 6.2.

      (b) Amendment of the TCB Note. The definition "Original Termination Date" in Section 1.1 of the TCB Facility is, effective as of the Effective Date, hereby replaced in its entirety as follows:

      "Original Termination Date" shall mean October 15, 1994.

      (c) Amendment to the Standard Chartered Note. The definition "Termination Date" in Section 1.1 of the SCB Facility is, effective as of the Effective Date, hereby replaced in its entirety as follows:

      "Termination Date" shall mean October 15, 1994, or the earlier date of termination in whole of the Commitment pursuant to Sections 2.7 or 6.2.

      (d) Payment of Accrued Interest. The Notes and Credit Agreement are hereby amended so as to provide for Borrower's delivery to Lender of the following interest payments thereunder:

            (i)  Accrued interest on the Revolving Credit
                 Balance as provided for under the Notes
                 and Credit Agreement ("Accrued Interest") for the month of September 1994 shall be payable to Lender on or before September
                 30, 1994;

            (ii) Accrued Interest from October 1, 1994, to
                 October 15, 1994, shall be payable to
                 Lender on or before October 15, 1994.

      (e) Forgiveness of Certain Indebtedness. In the event Borrower repays to Lender on or before the Maturity Date an amount equal to the Revolving Credit Balance less the sum of $220,000 (being the amount of consideration paid by Borrower under the First Extension and the Second Extension), Lender shall forgive the amount payable under Borrower's promissory note referred to in Section 2 hereof.

      (f) Amendment of the Notes and Credit Agreement. Notwithstanding any provision in the Notes or the Credit Agreement to the contrary, Borrower shall not have the right to obtain any additional extensions of credit under the Notes or the Credit Agreement.

      4. Waiver. Lender hereby waives until the Maturity Date any default, breach, violation or event of default under the Credit Agreement, the TCB Facility or the SCB Facility, and the Notes issued thereunder, including any cross default(s) arising under (A) Section 6.1(c) of the Credit Agreement and (B) Section 6.1(d) of each of the TCB Facility and the SCB Facility, and the Notes issued thereunder, resulting from the failure of Borrower to satisfy the current ratio requirement set forth in Section 4.1(k)(iv) of each of the TCB Facility and the SCB Facility, and the failure to timely deliver notice of such defaults required by Section 4.1(k)(iv) of each of the Credit Agreement, the TCB Facility and the SCB Facility.

      5. Representations and Warranties. (a) To induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender that
(i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under this Agreement, (ii) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Borrower and do not and will not violate the certificate of incorporation or bylaws of Borrower or any other agreement to which Borrower is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which it or any of its properties is bound and (iii) Borrower will apply the net proceeds of the New Financing to repay the Revolving Credit Balance.

            (b) Lender hereby represents and warrants to Borrower that (i) Pier-SNG is the sole owner of the notes and is successor in interest to the respective banks under the SCB Facility and the TCB Facility with full power and authorization to amend such facilities, (ii) each of Pier 1 and Pier-SNG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under this Agreement and (iii) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of Pier 1 or Pier-SNG and do not and will not violate the certificate of incorporation or bylaws of Pier 1 or Pier-SNG or any other agreement to which either Pier 1 or Pier-SNG is a party, or any law, rule or regulation, or any order of any court governmental authority or arbitrator by which they or any of their properties is bound.

      6. Covenants. Notwithstanding any provisions to the contrary contained in the Credit Agreement, Borrower hereby covenants and agrees that it will perform, observe and comply with each of the following covenants:

            (a) Weekly Financial Report. Borrower shall provide to Lender by 2:00 p.m., Fort Worth, Texas time, on the second business day of each week a financial report for Borrower for the previous week containing income, expense and cashflow information. All such reports shall be prepared in accordance with sound accounting principles consistently applied and shall be certified by the chief executive officer or the chief financial officer of Borrower to be true and correct to the best of such person's knowledge.

            (b) Other Indebtedness. Borrower shall not, and shall not suffer its subsidiaries to, repay any indebtedness owing to any parent, affiliate or controlling person of Borrower prior to repayment in full of the Revolving Credit Agreement.

      7. Ratification of Loan Documents. Borrower hereby acknowledges and agrees that the Credit Agreement, the Notes, and all guarantees thereof and security interests granted in connection therewith in favor of Lender shall remain in full force and effect and binding on the respective parties thereto, enforceable in accordance with their respective terms. Except as provided herein, Borrower hereby ratifies and confirms the Notes and Credit Agreement and all of its obligations thereunder.

      8. No Obligation of Lender. Except as provided herein, Lender shall have no further obligation whatsoever to extend the maturity of the Notes or Credit Agreement, waive any Event of Default or defer any payment. Borrower hereby acknowledges and understands that upon the maturity of the Notes or Credit Agreement, as extended hereby, Lender shall have the right to proceed to exercise any and all rights and remedies to which it is entitled, which may include foreclosure on any collateral securing the Notes and the Credit Agreement and the institution of legal proceedings.

      9. No Implied Waivers. No failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement, the Notes or any document related thereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Notes or the Credit Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     10. Expenses of lender. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, execution and administration of this Agreement, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights or remedies under this Agreement, the Credit Agreement or the Notes, including without limitation the reasonable fees and expenses of Lender's legal counsel.

     11. Indemnification. Section 2.16 of the Credit Agreement is applicable to this Agreement.

     12. Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     13. Review and Construction of Documents. Borrower hereby acknowledges, and represents and warrants to Lender, that (i) Borrower has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel,
(ii) Borrower has reviewed this Agreement and fully understands the effects thereof and all terms and provisions contained therein, and (iii) Borrower has executed this Agreement of its own free will and volition.

     14. Entire Agreement; Amendment. This agreement embodies the final, entire agreement between the parties hereto regarding the maturity extensions granted herein and supersedes any and all prior commitments, representations and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the partes hereto. The Notes, Credit Agreement and related documents, including but not limited to the Loan Papers (as defined in the Credit Agreement), continue to evidence the agreement of the parties with respect to the subject matter thereof.

     15. Notices. All notices, requests, demands and other communications under this Agreement shall be given in accordance with the provisions of the Loan Papers (as defined in the Credit Agreement).

     16. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that Borrower may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

     17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     18. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     19. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     20. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

     21. Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably necessary or advisable to carry out the intents and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

                             SUNBELT NURSERY GROUP, INC.


                             By: __________________________
                             Title: _______________________


                             PIER 1 IMPORTS, INC.


                             By: __________________________
                             Title: _______________________


                             PIER-SNG, INC.


                             By: __________________________
                             Title: _______________________

     To induce Lender to enter into the foregoing Agreement, each of the undersigned consent and agree (a) to the execution and delivery of the foregoing Agreement, (b) that such Agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect any obligations, guarantees or assurances heretofore granted by each of the undersigned to Pier 1 or Pier-SNG, which shall each continue to be in full force and effect. Each of the undersigned parties waive notice of acceptance of this Agreement by Lender, which Agreement shall be binding upon each of the undersigned and the successors and assigns of each of the undersigned and shall inure to the benefit of Lender and their successors and assigns. It is understood that SNG Acquisition, Inc. is not guaranteeing the performance of Borrower under Borrower's $100,000 promissory note constituting the Consideration for the Second Extension.

                             SNG ACQUISITION COMPANY, INC.


                             By: _______________________________
                             Title: ____________________________


                             WOLFE NURSERY GROUP, INC.


                             By: ______________________________
                             Title: ___________________________


                             TIP TOP NURSERIES, INC.


                             By: ______________________________
                             Title: ___________________________


                             HOUSTON PATIO & GARDEN CENTERS, INC.


                             By: ______________________________
                             Title: ___________________________


                             GREEN BROS. NURSERY, INC.


                             By: ______________________________
                             Title: ___________________________


                             SUNBELT MANAGEMENT SERVICES, INC.


                             By: ______________________________
                             Title: ___________________________


                             NURSERYLAND GARDEN CENTERS, INC.


                             By: ______________________________
                             Title: ___________________________